EXHIBIT 99.1

                           PURCHASE AND SALE AGREEMENT

                  THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of November 8, 2001 (the "Closing Date") by and among JOHN J. GOODWIN, an individual ("Goodwin") with an address of 270 Davidson Avenue, Somerset, New Jersey 08873, and CHANGE TECHNOLOGY PARTNERS, INC., a Delaware corporation with a principal place of business located at 537 Steamboat Road, 2nd Floor, Greenwich, Connecticut 06830 ("CTPI", with CTPI being known as the "Member").

                  WHEREAS, CTPI is currently the sole Member of INSYS TECHNOLOGY LLC, a Delaware limited liability company (the "Company") with a principal place of business located at 270 Davidson Avenue, Somerset, New Jersey 08873, and desires to sell, transfer, and deliver that portion of its Membership Interest (as defined in the Operating Agreement) in the Company entitling it to 51% of the Percentage Interests (as defined in the Operating Agreement) and an initial capital account of $50,000 (the "Purchased Interest") to Goodwin and Goodwin desires to purchase such Purchased Interest from CTPI pursuant to the terms and conditions as provided herein.

                  NOW, THEREFORE, in consideration of the premises of mutual covenants stated herein, the parties hereto, intend to be legally bound hereby, agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

         1.1 PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, CTPI shall sell, transfer and deliver to Goodwin, and Goodwin shall purchase from CTPI, the Purchased Interest. Simultaneous with the execution of this Agreement, CTPI shall execute and deliver to Goodwin an Assignment in the form attached as EXHIBIT 1.1 dated of even date herewith thereby conveying the Purchased Interest to Goodwin. After consummation of the transactions contemplated by this Agreement, Goodwin shall own of record and beneficially fifty-one percent (51%) of the total Membership Interests and CTPI shall own of record and beneficially forty-nine percent (49%) of the total Membership Interests.

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         1.2      PURCHASE PRICE. In consideration of the sale, transfer and delivery of the Purchased Interest, Goodwin shall pay to CTPI an amount (the "Purchase Price") equal to Fifty Thousand Dollars ($50,000) in cash on the Closing Date.

         1.3 EFFECTIVE DATE. The purchase and sale of the Purchased Interest shall be effective as of the date hereof (the "Effective Date").

         1.4 OPERATING AGREEMENT. Simultaneously with the execution of this Agreement, CTPI and Goodwin shall enter into an Operating Agreement (the "Operating Agreement") of even date herewith to set forth their respective rights and obligations as Members with respect to their Membership Interests in the Company.

         1.5 SUBLEASE LETTER AND SOFTWARE ASSIGNMENT AGREEMENT. Simultaneous with the execution of this Agreement, Goodwin shall execute and deliver to CTPI, and CTPI shall approve and acknowledge, that certain letter of even date relating to that certain Sublease dated May 10, 2001 by and between Eurotainer U.S., Inc., as sublandlord and CTPI, trading as InSys, as subtenant (the "Sublease Letter") in the form attached hereto as EXHIBIT 1.5(A). Further, simultaneous with the execution of this Agreement, the parties shall execute and deliver to the other that certain Software Assignment Agreement of even date herewith (the "Software Assignment Agreement") in the form attached hereto as
EXHIBIT 1.5(B) whereby CTPI assigns, transfers and conveys to the Company certain software as described in the Software Assignment Agreement.

         1.6 CTPI'S OBLIGATIONS. Simultaneous with the execution of this Agreement, CTPI shall deliver or cause to be delivered to Goodwin:

                  1.6.1    an Assignment;

                  1.6.2 evidence that CTPI has converted $389,000 of intercompany debt to paid-in capital as is disclosed on the closing balance sheet of InSys Technology Inc. (the "Balance Sheet") attached hereto as EXHIBIT 1.6.2; and

                  1.6.3 such other duly executed documents and certificates as may be reasonably required by Goodwin to be delivered by CTPI pursuant to the terms of this Agreement.

         1.7 GOODWIN'S OBLIGATIONS. Simultaneous with the execution of this Agreement, Goodwin shall deliver or cause to be delivered to CTPI:

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                  1.7.1    the Purchase Price payable by wire transfer of
                           immediately available funds to such account or accounts as CTPI shall designate prior to the date hereof;

                  1.7.2 proof, in the form and manner satisfactory to CTPI that the Employment Agreement, dated October 5, 2000, by and between CTPI and Goodwin (the "Employment Agreement"); shall have been terminated;

                  1.7.3 an acknowledgment and waiver, in a form and manner satisfactory to CTPI, that any stock options, common stock, preferred stock or other equity securities of the Company or CTPI (as successor-in interest to eHotHouse Inc.) (collectively, the "Securities"), to be granted or issued to Goodwin pursuant to Sections 5 and 6 of the Employment Agreement have not been granted or issued to him and that Goodwin waives the obligation that the Securities be granted or issued and that Goodwin does not, as of the Closing Date, either personally or beneficially, own any Securities of CTPI; and

                  1.7.4 such other duly executed documents and certificates as may be reasonably required by CTPI to be delivered by Goodwin pursuant to the terms of this Agreement.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 BY CTPI. CTPI hereby represents and warrants to Goodwin as of the Closing Date as follows:

                  2.1.1 ORGANIZATION AND GOOD STANDING. The Company is a limited liability company duly formed on November 7, 2001 and is validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite company power and authority to own, operate, develop, lease and encumber it assets and properties and to carry on its business as now being conducted.

                  2.1.2 CAPITALIZATION. CTPI owns of record and beneficially all of the Membership Interests in the Company; the Membership Interests owned by CTPI comprise all of the outstanding Membership Interests or other equity interests of the Company; and there are no

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options, warrants, rights or agreements obligating the Company to issue or sell any Membership Interests or other equity interests of the Company, or any security convertible into or exchangeable for any such Membership Interest or other equity interests of the Company. CTPI has a capital account in the Company of not less than $389,000 consisting solely of cash contributions, including such contributions effected by converting of debt to equity.

                  2.1.3 NO UNDISCLOSED LIABILITIES. CTPI has not caused the Company to incur any liabilities, debts, obligations or claims of any nature (whether absolute, accrued, contingent or otherwise) that are not shown or provided for on the Balance Sheet.

                  2.1.4 ABSENCE OF CHANGES. CTPI has not caused any material adverse change in the financial position of the Company taken as a whole, or any material adverse effect on the condition, prospects or operations of the business of the Company taken as a whole or any damage, destruction or loss from fire, water, accident or other such casualty (whether or not covered by insurance) with respect to the properties and assets of the Company.

                  2.1.5 TITLE TO PROPERTY, LIENS AND ENCUMBRANCES. To the knowledge of CTPI, the Company has good and marketable title to its assets and properties, free from all liens, charges, pledges, security interests, claims, and encumbrances of every kind or character whatsoever. The term "knowledge of CTPI" means the actual knowledge, without the independent investigation of William Avery.

                  2.1.6 TAXES AND OTHER ASSESSMENTS. The Company is on a calendar year for federal income tax purposes and has filed all income tax returns required to be filed on or prior to the Closing Date under foreign, federal, state and local laws applicable to the Company. To the knowledge of CTPI, the Company has paid all other taxes owed by the Company, except such other taxes or assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided and except where the failure to make such payments would not have a material and adverse effect of the financial position of the Company. To the knowledge of CTPI, there is no action, suit, proceeding, investigation, audit or claim pending against, or with respect to, the Company in respect of any tax or assessment which would have a material and adverse effect on the financial position of the Company. CTPI shall cause the Company to close its books as of the Effective Date. All items of income, gain, loss and deductions for periods ending on or prior to such date shall be allocated entirely to CTPI. CTPI shall prepare its respective tax returns in a manner which is consistent with this paragraph.

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                  2.1.7    AUTHORITY. CTPI has all necessary power and authority
to execute and deliver this Agreement, to perform his respective obligations under this Agreement and to consummate the transactions contemplated by this Agreement.

                  2.1.8 BINDING OBLIGATION. This Agreement has been duly and validly executed and delivered by CTPI and constitutes a legal, valid and binding obligation of CTPI, enforceable against CTPI in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights in general, or by general principles of equity.

                  2.1.9 OWNERSHIP. CTPI owns, beneficially and of record, free and clear of any and all encumbrances, the Purchased Interest. CTPI acquired the Purchased Interest upon formation of the Company and CTPI has not, at any time prior to the date hereof, transferred, pledged, assigned, encumbered, hypothecated, sold or otherwise transferred all or any part of his Purchased Interest. CTPI is not a party to any option agreement or other agreement with any other Person pursuant to which such other Person has or may have the right to acquire any Membership Interest held of record by CTPI. CTPI has the right, power and authority to sell, transfer and deliver the Purchased Interest as provided in this Agreement.

         2.2 BY GOODWIN. Goodwin hereby represents and warrants to CTPI as of the Closing Date as follows:

                  2.2.1 INSPECTION/EVALUATION. Goodwin acknowledges that he has had an opportunity to inspect and evaluate the Company's assets and liabilities, that he possesses sufficient experience and knowledge in requesting information and evaluating and purchasing assets of companies similar to the Company, so that he is capable of evaluating the merits and risks of this transaction and of protecting his own interests. Goodwin is represented by independent legal counsel and has requested all information, made all inquiries, made sufficient inspection and done all things that Goodwin and Goodwin's counsel deems sufficient in evaluating this transaction.

                  2.2.2 RESTRICTED SECURITIES. Goodwin understands that the Purchased Interest will not be registered at the time of its issuance under the Securities Act of 1933 (the "Securities Act"), for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the CTPI on such exemption is predicated in part on Goodwin's representations set forth herein.

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                  2.2.3    "AS IS SALE". Goodwin understands that CTPI makes no
representations and warranties, either expressed or implied, as the Company's business or the Company's assets, which are to be conveyed hereunder "As Is, Where Is" on the Closing Date, and in their then present condition other than those set forth in this Agreement.

                  2.2.4 AUTHORITY. Goodwin has all necessary power and authority to execute and deliver this Agreement, to perform his respective obligations under this Agreement and to consummate the transactions contemplated by this Agreement.

                  2.2.5 BINDING OBLIGATION. This Agreement has been duly and validly executed and delivered by Goodwin and constitutes a legal, valid and binding obligation of Goodwin, enforceable against Goodwin in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights in general, or by general principles of equity.

                                   ARTICLE III
                                    COVENANTS

         3.1      CERTAIN TAX MATTERS.

                  3.1.1 CTPI and Goodwin shall cooperate in the timely making of all filings, returns, reports and forms as may be required in connection therewith.

                  3.1.2 If, at any time on or after the Effective Date, the Company receives any tax refund, rebate, return or other similar payment from the taxing authority of any jurisdiction relating to or arising out of taxable periods ending on or prior to the Effective Date, such payment shall be retained by the Company.

         3.2 CONFIDENTIALITY. CTPI and Goodwin agree that they, and their respective representatives (or, in the case of CTPI, any officers, or directors) will hold in strict confidence the negotiations relating to the transactions contemplated by this Agreement, and all information exchanged pursuant thereto.

         3.2 EQUITY. CTPI shall cancel all indebtedness owed by the Company to CTPI other than the indebtedness evidenced by that certain Note in the principal amount of $100,000 dated as of the date hereof.

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                                   ARTICLE IV
                          SURVIVAL AND INDEMNIFICATION

         4.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the parties made in this Agreement or provided for herein shall survive the Closing Date, except to the extent expressly provided herein, notwithstanding any investigation at any time made by or on behalf of the other party; PROVIDED, HOWEVER, that if prior to the date hereof any party has actual knowledge of the breach of any representation, warranty or covenant contained herein by another party hereto, and such party nonetheless consummates the transactions contemplated by this Agreement, such party shall be deemed to have waived its or his rights (including the right to seek damages) with respect to the breach of such representation, warranty or covenant.

         4.2 INDEMNIFICATION BY CTPI. CTPI hereby agrees to defend, indemnify and hold Goodwin and any of his permitted transferees (collectively, the "Goodwin Indemnitees") harmless from and against any and all claims, liabilities, losses or damages, together with reasonable costs and expenses, including reasonable legal fees ("Losses"), as a result of or arising out of:
(i) any breach in any material respect by CTPI of the representations and warranties contained in Article 2 of this Agreement, or in any agreement, certificate or other document delivered pursuant thereto; and (ii) any breach in any material respect by CTPI, unless expressly waived by Goodwin, of any covenant or agreement of CTPI contained in this Agreement, or in any agreement, certificate or other document delivered pursuant thereto.

         4.3 INDEMNIFICATION BY THE COMPANY. Goodwin hereby agrees to cause the Company to defend, indemnify and hold CTPI (but no transferee of CTPI) harmless from and against any and all claims, liabilities, losses or damages, together with reasonable costs and expenses, including reasonable legal fees ("Losses"), as a result of or arising out of: (i) any breach in any material respect by Goodwin of the representations and warranties contained in Article 2 of this Agreement, or in any agreement, certificate or other document delivered pursuant thereto; and (ii) any breach in any material respect by Goodwin, unless expressly waived by CTPI, of any covenant or agreement of Goodwin contained in or arising out of this Agreement, or in any agreement, certificate or other document delivered pursuant thereto.

         4.4 THIRD PARTY CLAIMS. Promptly after the receipt by the Goodwin Indemnitees or CTPI of a notice of any claim, action, suit or proceeding of any third party which is subject to indemnification hereunder, such party (the "Indemnified Party") shall give written notice of such

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claim to the party obligated to provide indemnification hereunder (the
"Indemnifying Party"), stating the nature and basis of such claim and the amount thereof, to the extent known. Failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party from any liability which it may have on account of this indemnification or otherwise, except to the extent that the Indemnifying Party is materially prejudiced thereby (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice). The Indemnifying Party shall be entitled to participate in the defense of and, if it so chooses, to assume the defense of, or otherwise contest, such claim, action, suit or proceeding with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. Upon the election by the Indemnifying Party to assume the defense of, or otherwise contest, such claim, action, suit or proceeding, the Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, although the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense. Notwithstanding the foregoing, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel employed by the Indemnified Party, if and only to the extent that; (i) the Indemnifying Party has not employed counsel or counsel reasonably acceptable to the Indemnified Party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action; (ii) the employment of counsel and the amount reimbursable therefor by the Indemnified Party has been authorized in writing by the Indemnifying Party; or, (iii) representation of the Indemnifying Party and the Indemnified Party by the same counsel would, in the opinion of such counsel, constitute a conflict of interest (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party). CTPI and the Goodwin Indemnitees shall use all reasonable efforts to minimize Losses from claims by third parties and to resolve any claim or liability and shall act in good faith in responding to, depending against, settling or otherwise dealing with such claims, notwithstanding any dispute as to liability as between the CTPI and the Goodwin Indemnitees under this Article 4. CTPI and the Goodwin Indemnitees shall also cooperate in any such defense, give each other reasonable access to all information relevant thereto and use all reasonable efforts to make employees and other representatives available on a mutually convenient basis to provide additional information and explanation of any material provided in connection therewith.

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Whether or not the Indemnifying Party shall have assumed the defense, the
Indemnifying Party shall not be obligated to indemnify the other party hereunder for any settlement entered into without the Indemnifying Party's prior written consent, which consent shall not be unreasonably withheld or delayed.

         4.5 INDEMNIFICATION PERIOD. To the extent not provided otherwise in this Agreement, the indemnification obligations of the Sellers and Buyer set forth in this Article 4 shall continue indefinitely.

         4.6 EXCLUSIVE REMEDIES. The sole and exclusive remedy of CTPI and Goodwin for any claim arising under this Agreement shall be the indemnification provided in this Article 4 and each party agrees that it will not pursue any other remedy, except that any such party may seek specific performance or injunctive relief, provided that nothing herein shall relieve any party from any liability for fraud.

                                    ARTICLE V
                                     GENERAL

         5.1 GOVERNING LAW. The laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

         5.2 NOTICES. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and sent by overnight courier, or by telephone or facsimile, if such telephone conversation or facsimile is followed by a hard copy of the telephone conversation or facsimilied communication sent by overnight courier, charges prepaid and addressed to the address of such Member indicated in the Preamble, or to such other address as such Person may from time to time specify by written notice to the Company. Any such written notice shall be deemed to be delivered, given, and received for all purposes as of the date so delivered.

         5.3 EXPENSES. Each party will pay all of its expenses in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the

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consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, CTPI agrees to reimburse Goodwin for the legal fees Goodwin incurs in connection with the drafting of the documents to be used in consummating the transactions contemplated hereby, plus Five Thousand Dollars ($5,000).

         5.4 COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

         5.5 ENTIRE AGREEMENT. This Agreement reflects the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be amended except in a written document executed by all of the parties hereto.

         IN WITNESS WHEREOF, the Parties have entered into this Purchase and Sale Agreement as of the day first above set forth.


                                   /s/ John J. Goodwin
                                   --------------------------------------------
                                   JOHN J. GOODWIN, individually


                                   CHANGE TECHNOLOGY PARTNERS, INC.


                                   By:  /s/ William B. Avery
                                        ---------------------------------------
                                        Name:   William B. Avery
                                        Title:  President





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                                   EXHIBIT 1.1

                                   ASSIGNMENT

         FOR VALUE RECEIVED, Change Technology Partners, Inc., a Delaware corporation (the "Assignor"), hereby assigns and delivers to John J. Goodwin, an individual ("Assignee"), pursuant to and subject to the terms and conditions of that certain Purchase and Sale Agreement of even date herewith between Assignor and Assignee (the "Purchase Agreement"), fifty-one percent (51%) of Assignor's right, title and interest in INSYS TECHNOLOGY LLC, a Delaware limited liability company (the "Company") and $50,000 of the balance in Assignor's Capital Account balance in the Company which shall be transferred into Goodwin's Capital Account in the Company (the "Purchased Interest"), free and clear of all liens and other encumbrances, to have and to hold the Purchased Interest unto Assignee, its successors and assigns, and Assignee hereby accepts such assignment. The Purchased Interest hereby assigned is fifty percent (51%) of the total membership interests in the Company. Capitalized terms used herein shall have the meaning ascribed to them in the Purchase Agreement unless otherwise defined herein.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment Agreement as of November 8, 2001.

                                   ASSIGNOR:

                                   CHANGE TECHNOLOGY PARTNERS, INC.


                                   By:  /s/ William B. Avery
                                        ---------------------------------------
                                        Name:   William B. Avery
                                        Title:  President



                                   ASSIGNEE:


                                   /s/ John J. Goodwin
                                   --------------------------------------------
                                   JOHN J. GOODWIN





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                                 EXHIBIT 1.5(a)

                                 SUBLEASE LETTER







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                                 EXHIBIT 1.5(b)

                          SOFTWARE ASSIGNMENT AGREEMENT







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                                  EXHIBIT 1.6.2

                                  BALANCE SHEET







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